Exhibit 99.2

Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis: Results from Phase 2 REPAIR - MS Clinical Trial With CNM - Au8 Robert Glanzman 1 , Jimin Ren 2 , Austin Rynders 1 , Karen S. Ho 1 , Michael T. Hotchkin 1 Benjamin Greenberg 2 1 Clene Nanomedicine, Inc. Holladay, UT/United States of America, 2 UT Southwestern. Dallas, TX/United States of America 1

CNM-Au8® | Energy Enhancing Nanotherapeutic

Improved Cellular Energy Production & Utilization

Novel mechanism of action to address a range of CNS diseases

- Clean Surfaced Faceted Nanocrystal
- 13 nm Median Diameter (Ribosome = 20-30 nm)
- > 100 Trillion Nanocrystals per 60 mL Dose (At 30mg)
- Oral Suspension; Once Daily



CNM-Au8



10 NM

Transmission Electron Micrograph

Improved Cellular Bioenergetics



- Remyelination Failure In MS
- Parkinson's Disease
- Amyotrophic Lateral Sclerosis

2

REPAIR Program | ^{31}P MRS Imaging Modality at 7T

Partial Volume Coil


^{1}H & ^{31}P Coils

Full Volume Coil




PCr
Pi^{in}
Pi^{ex}
PC
PE
GPE
GPC
γ-
ATP
α-
NAD
UDPG
β-
5
0
-5
-10
-15

Average change in Area Under Curve by individual 31P–peak (per 2 cm^3 voxel, ~600 voxels per subject; each voxel normalized by PCr area)

- ATP-α, ATP-β, ATP-γ
- NAD+/NADH (partial coil only)
- NAD Pool (Full coil)
- UDPG – uridine diphosphate glucose
- PCr – phosphocreatine (normalization factor)
- Pi^{in} - intracellular inorganic phosphate
- Pi^{ex} - extracellular inorganic phosphate
- PC - phosphocholine
- PE - phosphoethanolamine
- GPE - glycerophosphoethanolamine
- GPC - glycerophosphocholine

3
RepairMS

CNM-Au8 Effects on Brain Energetic Metabolites

Phase 2 RepairMS

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State (REPAIR)

- **Screening** – Day −42 to −1
- **D0** – Baseline Visit, ^{31}P-MRS Scan, Assessments, Dispense Drug
- **Week 4** – Visit, Safety Assessment, Dispense Drug
- **Week 8** – Visit, Safety Assessment, Dispense Drug
- **Week 12+** – Visit, End of Treatment, ^{31}P-MRS Scan
- 4 weeks
- **Week 18+** – Visit, Follow-up, ^{31}P-MRS Scan

1° Change in Brain Bioenergetic Potential (NAD+/NADH) vs. Baseline

N = Up to 15 per dosing cohort

(7.5, 15, 30, or 60 mg)

2°
- Difference in brain NAD+ and NADH fraction at Week 12-16

Exploratory
- Difference in bioenergetic metabolites (e.g., ATP, PCr, NAD) concentration at Week 12 – 16
- Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16

4 RepairMS

REPAIR - MS | Baseline Demographics & Treatment 5 Ba s e li ne Values S u bje c ts n (%) Age [ y rs . ] mean (SD) Time from MS Onset [yrs.] mean (SD) EDSS m e an (SD) N ataliz um a b Treatment (%) All 13 (100%) 41.7 (10.0) 7.5 (5.2) 2.7 (1.9) 100% Female 9 40.9 6.9 2.8 100% (69%) (11.6) (4.4) (1.8) Male 4 43.5 7.1 2.6 100% (31%) (8.9) (5.8) (2.6)

REPAIR Program Primary Endpoint Pre - specified Integrated Analysis (MS & PD Cohorts) CNM - Au8 Improved Brain Energy Metabolism (NAD + /NADH Ratio) 1 ƒ Endpoint 2 ƒ Endpoints 6

REPAIR - MS | NAD+/NADH Ratio and % Fractions Relapsing MS Cohort 1 ƒ Endpoint 2 ƒ Endpoints 7

REPAIR - MS | NAD + /NADH Returned to Baseline Levels at 6 - Week Post - Treatment 8

REPAIR - MS | CNM - Au8 Normalized Key Markers of Brain Metabolism in MS Patients [Exploratory] 9

REPAIR - MS | LCLA Change from BL All Eyes & End of Treatment Correlation by Eye [Exploratory] 10

REPAIR - MS | Safety Summary 11 • Treatment - emergent AEs were predominantly mild & transient • No serious adverse events • No subjects with treatment related clinically significant laboratory abnormalities

REPAIR - MS | Results & Conclusions 12 • Statistically significant increase in NAD + /NADH ratio based on pre - specified integrated analyses of PD & MS cohorts • MS population trend in brain NAD + /NADH ratio improvement driven by increased NAD + and decreased NADH • Treatment normalized key markers of brain metabolism including β - ATP and phosphorylation potential • Demonstration of CNS target engagement with CNM - Au8